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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): September 26, 2000

                              ANALOG DEVICES, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

        1-7819                                           04-2348234
        ------                                           ----------
(Commission File Number)                      (IRS Employer Identification No.)


One Technology Way, Norwood, Massachusetts               02062-9106
------------------------------------------               ----------
(Address of Principal Executive Offices)                 (Zip Code)


        Registrant's Telephone Number, Including Area Code (718) 329-4700


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

     On September 26, 2000, Analog Devices, Inc., a Massachusetts corporation (the "Company"), issued a press release announcing that it has priced a new issue of $1 billion of Convertible Subordinated Notes due in 2005, which are convertible into shares of the Company's common stock, $.16 2/3 par value, at a conversion price of $129.78 per share. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

     See Exhibit Index attached hereto.







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2000

                                        ANALOG DEVICES, INC.





                                        By: /s/ Joseph E. McDonough
                                           -------------------------------
                                            Joseph E. McDonough
                                            Vice President -- Finance and
                                            Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
    99.1            Press Release dated September 26, 2000.









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